Exhibit 3.5

CERTIFICATE OF FORMATION

OF

LAKE ACQUISITION, LLC

The undersigned, an authorized natural person, represents that the undersigned desires to form a limited liability company pursuant to the Delaware Limited Liability Company Act, Del. Code Ann. Title 6, Chapter 18 (the “Act”) and that the undersigned has executed this Certificate in compliance with the requirements of the Act. The undersigned further states that:

1. The name of the limited liability company is Lake Acquisition, LLC (the “Company”).

2. The address of the registered office of the Company in the State of Delaware and the name and address of the registered agent of the Company required to be maintained by Section 18-104 of the Act at such address are as follows:

Cogency Global Inc.

850 New Burton Road, Suite 201

Kent County

Dover, Delaware 19904

IN WITNESS WHEREOF, the undersigned, being an authorized person within the meaning of Section 18-201(a) of the Act, has executed this Certificate of Formation this 20th day of May, 2020.

/s/ Alexander L. Alvarez
Alexander L. Alvarez, Authorized Person

CERTIFICATE OF MERGER

OF

PCISM INTERMEDIATE HOLDINGS , LLC

(a Delaware limited liability company)

WITH AND INTO

LAKE ACQUISITION, LLC

(a Delaware limited liability company)

* * * * * * * * *

In accordance with the provisions of Section 18-209 of the

Delaware Limited Liability Company Act

* * * * * * * * * *

Lake Acquisition, LLC, a limited liability company duly organized and existing under and by virtue of the laws of the State of Delaware, desiring to merge PCISM Intermediate Holdings, LLC, a limited liability company duly organized and existing under and by virtue of the laws of the State of Delaware, with and into itself, pursuant to the provisions of Title 6, Section 18-209 of the Limited Liability Company Act of the State of Delaware (the “Delaware Code”), DOES HEREBY CERTIFY as follows:

FIRST: The name and state of formation of each constituent entity of the merger (the “Merger”) are as follows: (i) Lake Acquisition, LLC, a Delaware limited liability company (the “Company”), and (ii) PCISM Intermediate Holdings, LLC, a Delaware limited liability company (“Intermediate”).

SECOND: An Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 21, 2020 by and between the Company and Intermediate has been approved and executed by each constituent entity, in accordance with the requirements of Section 18-209 of the Delaware Code.

THIRD: The name of the surviving company of the Merger is Lake Acquisition, LLC, a Delaware limited liability company (the “Surviving Company”).

FOURTH: An executed copy of the Merger Agreement is on file at the office of the Surviving Company, 2500 N. Military Trail, Suite 470, Boca Raton, Florida 33431.

FIFTH: A copy of the Merger Agreement shall be furnished by the Surviving Company, upon request and without cost, to any member of the constituent entities or any person holding an interest in any other business entity which is to merge or consolidate.

SIXTH: The Merger shall become effective immediately upon filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

* * * * * * * *

IN WITNESS WHEREOF, the undersigned, for the purpose of effectuating the Merger, pursuant to the Limited Liability Company Act of the State of Delaware, under penalties of perjury does hereby declare and certify that this is the act and deed of the Company and the facts stated herein are true and accordingly has hereunto signed this Certificate of Merger this 21st day of December, 2020.

LAKE ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ Jeff Hart
Name:	Jeff Hart
Title:	Vice President and Treasurer

Certificate of Merger of PCISM Intermediate Holdings, LLC with and into Lake Acquisition, LLC

CERTIFICATE OF MERGER

OF

PCISM INTERMEDIATE II HOLDINGS , LLC

(a Delaware limited liability company)

and

PCISM HOLDINGS, LLC

(a Delaware limited liability company

WITH AND INTO

LAKE ACQUISITION, LLC

(a Delaware limited liability company)

* * * * * * * * * *

In accordance with the provisions of Section 18-209 of the

Delaware Limited Liability Company Act

* * * * * * * * * *

Lake Acquisition, LLC, a limited liability company duly organized and existing under and by virtue of the laws of the State of Delaware, desiring to merge PCISM Intermediate II Holdings, LLC, a Delaware limited liability company, and PCISM Holdings, LLC, a Delaware limited liability company, with and into itself, pursuant to the provisions of Title 6, Section 18-209 of the Limited Liability Company Act of the State of Delaware (the “Delaware Code”), DOES HEREBY CERTIFY as follows:

FIRST: The name and state of formation of each constituent entity of the merger (the “Merger”) are as follows: (i) Lake Acquisition, LLC, a Delaware limited liability company (the “Company”), (ii) PCISM Intermediate II Holdings, LLC, a Delaware limited liability company (“Intermediate II”), and PCISM Holdings, LLC, a Delaware limited liability company (“Holdings”).

SECOND: An Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 21, 2020 by and between (i) the Company and Intermediate II, and (ii) the Company and Holdings, has been approved and executed by each constituent entity, in accordance with the requirements of Section 18-209 of the Delaware Code.

THIRD: The name of the surviving company of the Merger is Lake Acquisition, LLC, a Delaware limited liability company (the “Surviving Company”).

FOURTH: An executed copy of the Merger Agreement is on file at the office of the Surviving Company, 2500 N. Military Trail, Suite 470, Boca Raton, Florida 33431.

FIFTH: A copy of the Merger Agreement shall be furnished by the Surviving Company, upon request and without cost, to any member of the constituent entities or any person holding an interest in any other business entity which is to merge or consolidate.

SIXTH: The Merger shall become effective immediately upon filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

* * * * * * * *

IN WITNESS WHEREOF, the undersigned, for the purpose of effectuating the Merger, pursuant to the Limited Liability Company Act of the State of Delaware, under penalties of perjury does hereby declare and certify that this is the act and deed of the Company and the facts stated herein are true and accordingly has hereunto signed this Certificate of Merger this 21st day of December, 2020.

LAKE ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ Jeff Hart
Name:	Jeff Hart
Title:	Vice President and Treasurer

Certificate of Merger of PCISM Intermediate Holdings, LLC with and into Lake Acquisition, LLC

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT CHANGING ONLY THE

REGISTERED OFFICE OR REGISTERED AGENT OF A

LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1. The name of the limited liability company is

Lake Acquisiton, LLC                                                                                                                                                                                        .

2. The Registered Office of the limited liability company in the State of Delaware is changed to Corporation Trust Center                                       1209 Orange Street                          (street), in the City of Wilmington                                 , Zip Code 19801                         . The name of the Registered Agent at such address upon whom process against this limited liability company may be served is                               THE CORPORATION TRUST

COMPANY                                                                                           .

By:	/s/ Jeff Hart
Authorized Person

Name:	Jeff Hart
Print or Type

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

LAKE ACQUISITION, LLC

The undersigned, being duly authorized to execute and file this Certificate of Amendment to the Certificate of Formation for the purpose of amending the Certificate of Formation of Lake Acquisition, LLC, pursuant to the Section 18-202 of the Limited Liability Company Act of the State of Delaware, does hereby certify as follows:

FIRST

The name of the limited liability company is Lake Acquisition, LLC (the “Company”).

SECOND

The first article of the Certificate of Formation of the Company is hereby deleted in its entirety and amended to read in full as follows:

1. The name of the limited liability company is BigBear.ai, LLC (the “Company”).

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment to Certificate of Formation as of the 30th day of April, 2021.

By:	/s/ Louis R. Brothers
Name:	Louis R. Brothers
Title:	Chief Executive Officer